UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 19, 2007

Date of Report (Date of earliest event reported)

SKYLYFT MEDIA NETWORK,  INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction)

000-52367

(Commission File Number)

03-0533701

  (I.R.S. Employee Identification No.)

100 East Verdugo Avenue, Burbank, California 91502

(Address of principal executive offices)

(818) 605-0957

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year,

if changed since last report)

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principle Officers.

Effective, June 18, 2007, Skylyft Media Network, Inc. (the "Company") accepted the resignation of Jim Ryan for personal reasons and his company Innovative Services Corp. from his position as the Vice President of Marketing and Investor Relations of the Company. There were no disagreements between the Company and Mr. Ryan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYLYFT MEDIA NETWORK, INC.

/s/  Richard Yanke

Richard Yanke, Chief Executive Officer

Dated: July 19, 2007